PREPAYMENTS AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2025
PREPAYMENTS AND OTHER CURRENT ASSETS, NET
PREPAYMENTS AND OTHER CURRENT ASSETS, NET

6.PREPAYMENTS AND OTHER CURRENT ASSETS, NET

Prepayments and other current assets consist of the following:

	As of December 31,
	2024	2025
	RMB	RMB
Prepayments for purchased goods or services(i)	125,070	85,683
Payments on behalf of franchised stores	45,228	42,558
Prepaid rental and other deposits	33,426	65,856
Deductible input VAT	45,946	144,208
Receivable from online retail platforms	11,830	25,248
Interest receivable	14,749	27,675
Others	39,155	90,685
	315,404	481,913
(i)

The balance as of December 31, 2024 includes deferred IPO cost of RMB16.9 million. Direct cost incurred by the Group attributable to its IPO of ordinary shares in the United States had been deferred and recorded as deferred IPO cost and offset against the gross proceeds received from such offering.